UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED): SEPTEMBER 15, 1998


                           BOATMEN'S AUTO TRUST 1995-A
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   UNITED STATES
   OF AMERICA               33-95450                  43-6617959
   ----------               --------                  ----------
   (STATE OR OTHER          (COMMISSION FILE          (IRS EMPLOYER
   JURISDICTION OF          NUMBER)                   IDENTIFICATION NO.)
   INCORPORATION


                           BOATMEN'S AUTO TRUST 1995-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               MONTHLY  SERVICING REPORT FOR NATIONSBANK, N.A., BOATMEN'S AUTO
                 TRUST  1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                   (REGISTRANT)



DATED: SEPTEMBER 29, 1998          BY:  /S/  SUZANNE  W.  CASTLEBERRY
                                        -----------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:     VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICING REPORT FOR NATIONSBANK,N.A., BOATMEN'S AUTO TRUST
            1995-A

                                               NATIONSBANK, N.A.
                         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
                                     AUGUST 1, 1998 THROUGH AUGUST 31, 1998


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                               $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                                28.11%
    (ii)  Class A-1 Notes Balance                                                         $ 85,300,000.00
    (iii) Class A-1 Notes Rate                                                                     5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                                34.41%
    (ii)  Class A-2 Notes Balance                                                         $104,427,000.00
    (iii) Class A-2 Notes Rate                                                                       5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                                33.47%
    (ii)  Class A-3 Notes Balance                                                         $101,576,574.00
    (iii) Class A-3 Notes Rate                                                                       6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                            4.00%
    (ii)  Class B Certificates Balance                                                    $ 12,137,649.00
    (iii) Class B Certificates Rate                                                                  6.35%
(F) Servicing Fee Rate                                                                               1.00%
(G) Weighted Average Coupon (WAC)                                                                    8.51%
(H) Weighted Average Original Maturity (WAOM)                                                       54.09   months
(I) Weighted Average Remaining Maturity (WAM)                                                       42.79   months
(J) Number of Receivables                                                                          32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                 2.00%
    (ii)  Reserve Account Initial Deposit                                                 $  6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25%
                     loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                        2.00%
          (b) Percent of Remaining Pool Balance                                                      3.25%
          (c) Trigger Percent of Remaining Pool Balance                                              6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                               $ 30,703,892.71
(B) Total Note and Certificate Pool Factor                                                      0.1011856
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                          $          0.00
    (ii) Class A-1 Notes Pool Factor                                                            0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                          $          0.00
    (ii) Class A-2 Notes Pool Factor                                                            0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                          $ 18,566,243.71
    (ii) Class A-3 Notes Pool Factor                                                            0.1827808
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                     $ 12,137,649.00
    (ii) Class B Certificates Pool Factor                                                       1.0000000
(G) Reserve Account Balance                                                               $  6,068,824.46
(H) Cumulative Net Losses for All Prior Periods                                              1,942,259.47
(I) Net Loss Ratio for Second Preceding Period                                                       0.22%
(J) Net Loss Ratio for Preceding Period                                                              0.13%
(K) Delinquency Ratio for Second Preceding Period                                                    0.78%
(L) Delinquency Ratio for Preceding Period                                                           1.22%
(M) Weighted Average Coupon (WAC)                                                                    8.71%
(N) Weighted Average Remaining Maturity (WAM)                                                       16.71   months
(O) Number of Receivables                                                                           7,995

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                           $  2,871,949.86
    (ii)  Not Used                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                             0.00
    (iv) Other Refunds Related to Principal                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                 202,749.58
    (ii)  Repurchased Loan Proceeds Related to Interest                                              0.00
(C) Weighted Average Coupon (WAC)                                                                    8.73%
(D) Weighted Average Remaining Maturity (WAM)                                                       15.99   months
(E) Remaining Number of Receivables                                                                 7,425
(F) Delinquent Receivables




                                           Dollar Amount               #Units
                                           -------------               ------

(i)  30-59 Days Delinquent                       871,867      3.14%       202    2.72%
(ii)  60-89 Days Delinquent                      214,667      0.77%        49    0.66%
(iii) 90 Days or More Delinquent                 138,155      0.50%        29    0.39%

(G) Repossessions
                                           Dollar Amount               #Units
                                           -------------               ------
                                                  33,437      0.12%         9    0.12%



D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                     $   17,844.88
(B) Aggregate Net Losses before Liquidation Proceeds and
               Recoveries for Collection Period               47,444.57
(C) Liquidated Receivables Information
    (i)   Not Used                                                 0.00
    (ii)  Not Used                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts       15,681.72
(D) Aggregate Net Losses for Collection Period                31,762.85
(E) Actual Number of Days in Interest Period                         29

I. COLLECTIONS
--------------------------------------------------------
Interest:
(A) Interest Collections                                  $  202,749.58
(B) Not Used                                                       0.00
(C) Repurchased Loan Proceeds Related to Interest                  0.00
(D) Recoveries from Prior Month Charge Offs                   15,681.72
(E) Investment Earnings from the Reserve Account              17,844.88
(F) Total Interest Collections                               236,276.18

Principal:
(G) Principal Payments Received                           $2,871,949.86
(H) Not Used                                                       0.00
(I) Repurchased Loan Proceeds Related to Principal                 0.00
(J) Other Refunds Related to Principal                             0.00
(K) Total Principal Collections                            2,871,949.86

(L) Total Collections                                     $3,108,226.04



II.  DISTRIBUTIONS
------------------


                                                                                                       Per $1,000 of
                                                                                                      Original Balance
                                                                                                      ----------------
(A) Total Interest Collections                                                         $  236,276.18
(B) Servicing Fee                                                                      $   25,586.58              0.08

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $   94,378.41       0.929135546
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                  94,378.41       0.929135546
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $   64,228.39       5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)             64,228.39       5.291666667
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $  158,606.80
(H) Excess Interest                                                                    $   52,082.80

Principal
(I) Total Principal Collections                                                        $2,871,949.86
(J) Draw on Reserve Fund for realized losses                                               47,444.57
(K) Total Amount Available for Principal Distribution                                  $2,919,394.43  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         2,919,394.43       28.74082394
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              2,919,394.43       28.74082394
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                            0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                 0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid                                           2,919,394.43
(Q) Total Distributions                                                                 3,103,587.81
(R) Excess Servicing Releases from Reserve Account to Servicer                              4,638.23
(S) Amount of Draw from Reserve Account                                                    47,444.57
(T) Draw from Reserve Account plus Total Available Amount                               3,155,670.61



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------


                                                  Beginning                End
                                                  of Period                of Period
                                                  ---------------          ---------------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    30,703,892.71           $27,784,498.28
(ii)   Total Note  and  Certificate Pool Factor   0.1011856                     0.0915647
(iii)  Class A-1 Notes Balance                    0.00                               0.00
(iv)   Class A-1 Notes Pool Factor                0.0000000                     0.0000000
(v)    Class A-2 Notes Balance                    0.00                               0.00
(vi)   Class A-2 Notes Pool Factor                0.0000000                     0.0000000
(vii)  Class A-3 Notes Balance                    18,566,243.71             15,646,849.28
(viii) Class A-3 Notes Pool Factor                0.1827808                     0.1540399
(ix)   Class B Certificates Balance               12,137,649.00             12,137,649.00
(x)    Class B Certificate Pool Factor            1.0000000                     1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)               8.71%                              8.73%
(ii)  Weighted Average Remaining Maturity (WAM)   16.71            months           15.99   months
(iii) Remaining Number of Receivables             7,995                             7,425
(iv)  Portfolio Receivable Balance                30,703,892.71           $27,784,498.28



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------


(A) Beginning Reserve Account Balance                          $6,068,824.46
(B) Draw for Realized losses                                       47,444.57
(C) Draw for Servicing Fee                                              0.00
(D) Draw for Class A-1 Notes Interest Amount                            0.00
(E) Draw for Class A-2 Notes Interest Amount                            0.00
(F) Draw for Class A-3 Notes Interest Amount                            0.00
(G) Draw for Class B Certificates Interest Amount                       0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates       47,444.57
(I) Excess Interest                                                52,082.80
(J) Reserve Account Balance Prior to Release                    6,073,462.69

(K) Reserve Account Required Amount                             6,068,824.46

(L) Final Reserve Account Required Amount                       6,068,824.46

(M) Reserve Account Release to Servicer                             4,638.23

(N) Ending Reserve Account Balance                              6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
                     Recoveries for Collection Period          $   47,444.57
(B) Liquidated Contracts
    (i)   Not Used                                                      0.00
    (ii)  Not Used                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts            15,681.72
(C) Aggregate Net Losses for Collection Period                     31,762.85
(D) Net Loss Ratio for Collection Period (annualized)                   1.30%
(E) Cumulative Net Losses for all Periods                       1,974,022.32
(F) Delinquent Receivables



                            Dollar Amount                 #Units
                            -------------                 ------
(i)  30-59 Days Delinquent        871,867        3.14%       202  2.72%
(ii)  60-89 Days Delinquent       214,667        0.77%        49  0.66%
(iii) 90 Days or More Delinquent  138,155        0.50%        29  0.39%

               (G) Repossessions
                                  Dollar Amount           #Units
                                  -------------           ------
                                  33,437         0.12%         9  0.12%




VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                           0.22%
    (ii) Preceding Collection Period                                                 0.13%
    (iii) Current Collection Period                                                  1.30%
    (iv) Three Month Average (Avg(i,ii,iii))                                         0.55%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
                  Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                           0.78%
    (ii) Preceding Collection Period                                                 1.22%
    (iii) Current Collection Period                                                  1.27%
    (iv) Three Month Average (Avg(i,ii,iii))                                         1.09%

(C) Loss and Delinquency Trigger Indicator                            Trigger was not hit







The  undersigned  officers  of  NationsBank,  N.A.,  as  servicer,  pursuant  to  the
Sale  and  Servicing  Agreement  hereby  certify  to  the  best  of  their  knowledge and  belief  that  the  above  information  is  true  and  correct.





/s/  William  Kinyua          /s/  Leslie  J.  Fitzpatrick
--------------------          ----------------------------
William  Kinyua               Leslie  J.  Fitzpatrick
Vice  President               Senior  Vice  President